UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

September 26, 2010

BENDA PHARMACEUTICAL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-16397	Taibei Mingju, 4th Floor, 6 Taibei Road, Wuhan, Hubei Province, 430015, PRC	41-2185030
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

+86 (27) 85494916
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 26, 2010, Jun Tang submitted a letter of resignation notifying us that he resigned from the position of Director of Benda Pharmaceutical, Inc. (the “Company”), effective September 26, 2010. The Company accepted Mr. Tang’s resignation on Thursday, October 28, 2010.  Mr. Tang’s resignation was due to personal reasons, and not the result of any disagreement with the Company or any officers or directors of the Company.  The Board of Directors of the Company has not yet appointed another individual to fill the position of Director.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BENDA PHARMACEUTICAL, INC.

Date: November 2, 2010	By:	/s/ Yiqing Wan
Yiqing Wan President, Chief Executive Officer, Chief Financial and Accounting Officer and Chairman of the Board of Directors